Semiannual Report
June 30, 1997

Personal Strategy
Balanced Portfolio

Invest With Confidence(registered trademark)
T. Rowe Price

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor

T. Rowe Price
Personal Strategy Balanced Portfolio

Semiannual Report
June 30, 1997

Dear Investor

The six months ended June 30, 1997, were particularly rewarding for investors in large-capitalization stocks, while smaller-cap investors experienced volatility but also realized solid returns. The performance of high-quality bonds was generally subdued as interest rates ended the period slightly higher than they were at year-end. The Personal Strategy Balanced Portfolio, with its reasonably high component of stocks, generated healthy returns during both the last 6- and 12-month periods.

PERFORMANCE AND STRATEGY REVIEW

Performance Comparison

Periods Ended 6/30/97        6 Months     12 Months
_______________________________________________________

Personal Strategy
Balanced Portfolio               9.59%        20.19%

Combined Index Portfolio*       13.35         23.31

*An unmanaged portfolio composed of 60% stocks (S&P 500), 30% bonds (Lehman Brothers Aggregate Bond Index), and 10% money markets (90-day Treasury bills).

The objective of this fund is to provide the highest total return consistent with an emphasis on both income and capital appreciation. The typical asset mix is 60% stocks, 30% bonds, and 10% cash-with 10-percentage-point variations permitted for each asset class.

The rally in U.S. stocks helped the fund post solid absolute returns, although it trailed its benchmark for the six-month period. For the 12-month period, the fund also lagged primarily because of an underweighting in equities compared with the benchmark and a fairly heavy exposure to foreign stocks.

On June 30, your fund had 58% of its assets in stocks (the same as at the end of last December), 39% in bonds (four percentage points more than in December), and the remaining 3% in cash reserves. We overweighted both investment-grade and high-yield bonds and underweighted foreign bonds. Among domestic stocks, our preference for growth over value stocks is reflected in our top 10 stock holdings, which include Great Lakes Chemical, Dow Chemical, and SBC Communications.

Asset Allocation
6/30/97

          Stocks          Bonds        Money Markets
             58%            39%                   3%

On the international equities front, we maintained a high exposure to foreign stocks, which unfortunately did not perform as well as their domestic counterparts in U.S. currency terms during the past six months. (The table following this letter lists the fund's major holdings.) We increased our exposure to foreign stocks during the past six months because we believe they offer very good value at this time and provide good diversification for the fund.

MARKET REVIEW

The fund's investment committee meets monthly to adjust the weightings of stocks, bonds, and money market securities within the appropriate ranges, based on market conditions and economic fundamentals. The committee maintained its slightly defensive posture with a lower-than-maximum allocation to stocks and increased the fund's exposure to bonds. It continued to overweight international and domestic growth stocks while underweighting domestic value stocks. In the bond area, the committee underweighted fund exposure to foreign bonds, while slightly overweighting both high-yield (which have been outperforming high-quality bonds) and investment-grade bonds. The committee maintained a minimal position in cash equivalents.

Despite a setback in March, the stock market continued to generate stellar returns. Large-cap stocks, measured by the Standard & Poor's 500 Stock Index, returned 20.61% during the past six months and 34.70% for the 12 months ended June 30. The technology-laden Nasdaq Composite was less robust but still strong, with returns of 11.70% and 21.69% for the respective periods. Equities continued to be driven by a combination of favorable factors, including solid economic growth accompanied by tame inflation, and rising corporate profits.

Interest Rate Levels


              30-Year         5-Year         90-Day
             Treasury       Treasury       Treasury
                 Bond           Note           Bill
6/30/96          7.02           6.63            5.1
                 6.94           6.52            5.2
                 7.03            6.6           5.07
9/30             6.95           6.48           5.18
                 6.71           6.15           5.04
                 6.41            5.9           5.03
12/31            6.58           6.12           4.92
                 6.89           6.36           5.06
                 6.75           6.31           5.01
3/31                7           6.66           5.26
                 6.98           6.62           5.22
                 6.99            6.6           5.03
6/30/97          6.72           6.31           5.12

The economy gained momentum in the first quarter of 1997. Consumer spending was strong, sentiment high, and unemployment fell below 5% to its lowest level in more than two decades. The Federal Reserve, fearing a possibly overheating economy, raised the federal funds rate in March from 5.25% to 5.50% in hopes of restraining economic growth to a more sustainable pace. Bond prices fell along with stocks initially but improved afterward when investors realized inflation was still under control. Longer-term interest rates rose in the spring, dampening the returns of high-quality securities in particular, but then fell sharply again in June.

Most international stock markets, with the exception of several Asian countries, posted strong results in local currency terms; however, the strength of the U.S. dollar versus many foreign currencies trimmed results for U.S. investors. Major international bond markets performed mostly in line with their U.S. counterparts, while emerging market bonds once again generated stellar returns.

OUTLOOK

Strong economic growth motivated the Federal Reserve to raise the federal funds rate in March. Since then, the Fed has held rates steady, possibly anticipating slower growth ahead. The bond market has stabilized with the 30-year Treasury bond yield around 6.5%. The possibility remains that the Fed will tighten further, but we do not expect a significant shift in bond yields from current levels. The domestic stock market continued to climb through the end of June, and even with the labor market as tight as it has been, corporations have yet to experience the higher labor costs that could hurt earnings.

Although we believe many stocks are highly valued, the domestic market appears on track to generate solid returns for the year. However, once again we would like to caution investors that there could well be significant corrections along the way. Overseas, world economies continue to recover, and Japan seems to have emerged from its long period of stagnation. A possible postponement of EMU or an easing of the financial restraints required for membership could bolster growth in some European economies. Overall, we expect international markets to provide sound investment opportunities in coming months.

Your fund is carefully diversified, which should serve investors well over time. We anticipate a continuation of the favorable environment for stocks and bonds and will look for opportunities to increase our equity exposure when valuations appear more reasonable, in our view.

As always, we thank you for your ongoing support.

Respectfully submitted,

Peter Van Dyke
President and
Chairman of the Investment Advisory Committee

July 25, 1997

Portfolio Highlights

Portfolio Overview
                                         Percent of
                                         Net Assets
                                            6/30/97

Money Market Securities                         3.1%
_____________________________________________________

     Commercial Paper                           2.8

     Other Assets Less Liabilities              0.3

Bonds                                          39.3%
_____________________________________________________

    U.S. Government Agencies                    6.1

    Corporate                                  19.2

    Mortgage-Backed                            10.9

    Foreign Government Agencies                 3.1

Stocks                                         57.6%
_____________________________________________________

    10 Largest Holdings                         8.5%

    SPDR Trust                                  2.4

    Great Lakes Chemical                        0.8

    Dow Chemical                                0.8

    St. Paul Companies                          0.7

    Corning                                     0.7

    SBC Communications                          0.7

    Travelers Property Casualty                 0.6

    Philip Morris                               0.6

    GE                                          0.6

    Delta                                       0.6
_____________________________________________________


T. Rowe Price Personal Strategy Balanced Portfolio
June 30, 1997 (Unaudited)

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Performance Comparison - Personal Strategy Balanced Portfolio
As of 6/30/97



             Personal Strategy       Combined
            Balanced Portfolio   Index Portfolio*
12/31/94      $    10,000          $   10,000
6/95               11,587              11,573
6/96               13,399              13,590
6/97               16,103              16,733

*60% S&P 500, 30% Lehman Brothers Aggregate Bond Index, 10% 90-day Treasury bills.


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Personal Strategy Balanced Portfolio
Periods Ended 6/30/97

                           Since      Inception
             1 Year    Inception           Date
_____________________________________________________

             20.19%       21.02%       12/30/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights

T. Rowe Price Personal Strategy Balanced Portfolio
(Unaudited)

             For a share outstanding throughout each period
   ________________________________________________________

                             6 Months      Year  12/30/94
                                Ended     Ended   through
                              6/30/97  12/31/96  12/31/95

NET ASSET VALUE

Beginning of period          $  13.44  $  12.43  $  10.00
Investment activities
    Net investment income        0.23      0.41      0.42
    Net realized and
      unrealized gain (loss)     1.05      1.32      2.41

    Total from
    investment activities        1.28      1.73      2.83

Distributions
    Net investment income       (0.22)    (0.41)    (0.40)
    Net realized gain           (0.02)    (0.31)        -

    Total distributions         (0.24)    (0.72)    (0.40)

NET ASSET VALUE

End of period                $  14.48  $  13.44  $  12.43

Ratios/Supplemental Data

Total return                     9.59%    14.21%    28.66%

Ratio of expenses to
average net assets               0.90%!    0.90%     0.90%

Ratio of net investment
income to average
net assets                       3.56%!    3.33%     3.69%

Portfolio turnover rate          26.1%!    51.7%     39.3%

Average commission
    rate paid                $ 0.0337  $ 0.0394         -

Net assets, end of period
(in thousands)               $ 48,756  $ 33,263  $  5,625

!   Annualized.

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets

T. Rowe Price Personal Strategy Balanced Portfolio
June 30, 1997 (Unaudited)

                                   Shares/Par       Value
                                             In thousands

Common Stocks  57.6%

FINANCIAL  11.2%

Bank and Trust  5.1%

Abbey National (GBP)                    6,500    $     89

ABN Amro Holdings (NLG)                 3,600          67

Air Liquide (L) (FRF)                     420          67

Australia & New Zealand
     Banking ADR                          700          26

BANC ONE                                1,700          82

Banca Commerciale
     Italiana (ITL)                    10,000          21

Banco de Bilbao
      Vizcaya ADR                         800          65

Banco Frances del Rio
      de la Plata ADR                   1,495          49

BankBoston                                800          58

Barclay's (GBP)                         4,000          79

Chase Manhattan                         1,780         173

Citicorp                                  900         109

Deutsche Bank (DEM)                       800          46

Development Bank of
      Singapore (SGD)                   2,000          25

Dresdner Bank AG (DEM)                  1,700          59

Great Western Financial                 5,100         274

HSBC Holdings (GBP)                     5,400         166

J. P. Morgan                              800          83

KeyCorp                                   900          50

Kredietbank (BEF)                         100          40

Mellon Bank                             5,040         227

National City                           1,500          79

NationsBank                             1,000          64

Norwest                                 2,400         135

Overseas Chinese
      Bank (SGD)                        3,600          37

Schweizerischer Bankverein
      (CHF)*                              240          64

Societe Generale (FRF)                    500          56

Societe Generale
      New (FRF) *                          13           1

Societe Generale de
      Belgique (BEF)                      200          19

Svenska Handelsbank (SEK)               1,000          32

Union Bank of
      Switzerland (CHF)                    70          80

Wells Fargo                               200          54

Westpac Bank (AUD)                      4,000          24
                                                    2,500
Insurance  3.0%

ACE Limited                             1,900         140

American General                        2,000          95

American International
      Group                               500          75

CKAG Colonia
      Konzern (DEM)                       300          28

EXEL                                    1,300          69

Mid Ocean Limited                       1,900         100

St. Paul Companies                      4,300         328

Sumitomo Marine
      & Fire (JPY)                      9,000          74

Travelers Property
      Casualty (Class A)                7,800         311

UNUM                                    2,940         123

Willis-Corroon ADR                     10,500         117

                                                    1,460

Financial Services  3.1%

American Express                        2,550         190

AXA (FRF)                               1,000          62

DCB Holdings (MYR)                      7,000          22

Fannie Mae                              4,020         175

Freddie Mac                             4,380         151

Green Tree Financial                    1,400          50

H&R Block                               9,000         290

Household International                   600          71

ING Groep (NLG)                         1,650          76

Mercury Finance                         9,800          24

Money Store                             2,800          80

Pearson (GBP)                           3,000          35

Sallie Mae                                830         105

Travelers Group                         2,466         156

                                                    1,487

Total Financial                                     5,447

UTILITIES  4.0%

Telephone Services  2.6%

ALLTEL                                  1,200          40

AT&T                                    6,220         218

BellSouth                               2,500         116

British Telecommunications
      ADR                                 900          67

Compania de Telecomunicaciones
      de Chile ADR                        425    $     14

Frontier                                7,800         156

Hong Kong Telecommunications
      ADR                               1,100          26

SBC Communications                      5,160         319

Sprint                                    500          26

Telecom Corp. of New
      Zealand ADR                         800          33

Telecom Italia (ITL)                   15,000          48

Telecom Italia Mobile (ITL)            15,000          48

Telefonica de Espana ADR                  800          69

Telekom Malaysia (MYR)                  3,000          14

Telmex ADR                              1,000          48

                                                    1,242

Electric Utilities  1.4%

Centerior Energy                        5,700          64

Electrabel (BEF)                          200          43

Empresa Nacional de
      Electricidad ADR                    500          43

Empresa Nacional de Electricidad
      de Chile ADR                        500          11

Entergy                                 1,370          37

Hong Kong Electric (HKD)                6,000          24

Niagara Mohawk *                        5,900          50

Ohio Edison                             5,300         116

PECO Energy                             4,200          88

Texas Utilities                           840          29

Unicom                                  5,600         125

Veba (DEM)                              1,300          73

                                                      703

Total Utilities                                     1,945

CONSUMER NONDURABLES  11.5%

Cosmetics  0.6%

Gillette                                  300          28

International Flavors &
      Fragrances                        3,200         162

Kao (JPY)                               6,000          83

                                                      273
Beverages  0.5%

Coca-Cola                                 160          11

LVMH (FRF)                                100          27

PepsiCo                                 6,100         229

                                                      267

Food Processing  2.3%

Cadbury Schweppes (GBP)                   900    $      8

Cadbury Schweppes ADR                     500          18

CPC International                       1,600         148

CSM (NLG)                               1,000          50

Danisco (DKK)                             900          55

Eridania Beghin-Say (FRF)                 400          60

General Mills                           1,230          80

Heinz                                   2,900         134

Interstate Bakeries                       900          53

McCormick                               4,100         104

Nabisco Holdings (Class A)              1,600          64

Nestle (CHF)                               60          79

Ralston Purina                          1,180          97

Sara Lee                                3,930         164

                                                    1,114

Hospital Supplies/

Hospital Management  1.0%

Baxter International                      860          45

Boston Scientific *                     1,300          80

Columbia/HCA Healthcare                 2,110          83

HealthSouth *                           2,900          72

Medtronic                               1,000          81

Quest Diagnostics *                       475          10

St. Jude Medical *                        800          31

Vencor *                                2,200          93

                                                      495
Pharmaceuticals  3.5%

American Home Products                  2,240         171

Amgen                                     600          35

Astra (Series B) (SEK)                  1,333          23

Bristol-Myers Squibb                      580          47

Eli Lilly                               1,100         120

Gehe (DEM)                                700          48

Glaxo Wellcome ADR                      1,400          59

Johnson & Johnson                       2,080         134

Merck                                   1,400         145

Novartis (CHF)                             26          42

Pfizer                                  2,320         277

Pharmacia & Upjohn                      3,117         108

Schering-Plough                         2,000          96

SmithKline Beecham ADR                  1,860         170

Takeda Chemical
      Industries (JPY)                  5,000         140

Warner-Lambert                            600          75

                                                    1,690

Health Care Services  0.3%

Altana (DEM)                               60    $     64

PacifiCare Health Systems
      (Class B) *                         600          38

United HealthCare                         900          47
                                                      149
Miscellaneous Consumer
Products  3.3%

Benetton Group (ITL)                    2,080          33

Bridgestone (JPY)                       3,000          70

Colgate-Palmolive                       1,840         120

CUC International *                     3,400          88

Grand Metropolitan ADR                  1,300          51

Jones Apparel Group *                     900          43

Kuraray (JPY)                           6,000          60

Lion Nathan (NZD)                       8,000          20

Mattel                                  3,100         105

Newell                                  1,500          59

NIKE                                      100           6

Philip Morris                           6,780         301

Procter & Gamble                          700          99

Richfood Holdings                       2,000          52

Service Corp.                           2,200          72

Stanley Works                           1,500          60

Tambrands                               2,320         116

Unilever N.V. ADR                         400          87

UST                                     6,230         173

                                                    1,615

Total Consumer Nondurables                          5,603


CONSUMER SERVICES  5.6%

General Merchandisers  1.2%

Dayton Hudson                           1,500          80

Marui (JPY)                             2,000          37

Neiman Marcus Group *                     800          21

Pinault Printemps (FRF)                   200          96

Tesco (GBP)                            10,053          62

TJX                                     2,200          58

Wal-Mart                                4,600         156

Warnaco Group (Class A)                 3,400         108

                                                      618

Specialty Merchandisers  1.7%

American Stores                         1,100          54

Christian Dior (FRF)                      400          66

Circuit City Stores                       500          18

CVS                                     1,414    $     72

Federated Department
      Stores *                          2,000          70

General Nutrition *                     2,900          81

Home Depot                              1,100          76

Kohl's *                                1,300          69

McKesson                                  400          31

Safeway *                               1,900          88

The Gap                                   600          23

Toys "R" Us *                           5,100         178

                                                      826

Entertainment and Leisure  1.7%

Carnival (Class A)                      2,200          91

Disney                                  1,570         126

Hutchison Whampoa (HKD)                20,000         173

ITT *                                   1,900         116

McDonald's                              1,670          81

Reader's Digest (Class B)               7,720         214

Sharp (JPY)                             2,000          27

                                                      828

Media and Communications  1.0%

Elsevier (NLG)                          2,000          33

R. R. Donnelly                          3,400         125

Time Warner                             1,600          77

Tribune                                 1,500          72

U S WEST Media *                        3,800          77

Vodafone ADR                            1,840          89

                                                      473

Total Consumer Services                             2,745

CONSUMER CYCLICALS  3.1%

Automobiles and Related  0.6%

Cycle & Carriage (SGD)                  4,000          42

Honda ADR                               1,500          90

Lear *                                    500          22

Lucasvarity ADR                         2,084          72

SPX                                     1,200          78

                                                      304

Building and Real Estate  0.9%

Cheung Kong
      Holdings (HKD)                   12,000         118

City Developments (SGD)                 5,000          49

DBS Land (SGD)                          5,000          16

Federal Realty Investment
      Trust, REIT                       4,100         111

Patriot American
      Hospitality, REIT                   600    $     15

Simon DeBartolo
      Group, REIT                       2,996          96

Starwood Lodging, REIT                  1,000          43
                                                      448
Miscellaneous Consumer
Durables  1.6%

Corning                                 5,800         323

Eastman Kodak                           1,200          92

Masco                                   1,200          50

Oce Van Der
      Grinten NV (NLG)                    300          39

Ricoh (JPY)                             4,000          52

Sony (JPY)                              1,000          87

Whirlpool                               2,500         136

                                                      779

Total Consumer Cyclicals                            1,531

TECHNOLOGY  3.8%

Electronic Components  0.7%

Altera *                                  700          36

Intel                                     800         113

Linear Technology                         800          41

Maxim Integrated Products *             1,100          63

Motorola                                  700          53

Xilinx *                                1,000          49

                                                      355
Electronic Systems  0.6%

ADT *                                   2,300          76

Hewlett-Packard                           900          50

Honeywell                               1,700         129

Nokia ADR                                 800          59

                                                      314

Information Processing  0.7%

COMPAQ Computer *                         600          60

Dell Computer *                           200          24

Hitachi ADR                               800          90

IBM                                     2,020         182

                                                      356
Aerospace and Defense  0.8%

AlliedSignal                            2,420         203

Boeing                                  1,900         101

Lockheed Martin                           700          72

                                                      376
Telecommunications

Equipment  1.0%

3Com *                                    800    $     36

Cisco Systems *                         1,400          94

LM Ericsson (Class B) ADR               1,200          47

Lucent Technologies                       600          43

MCI                                     1,400          54

Telecomunicacoes
      Brasileiras ADR                     700         106

Tellabs *                                 300          17

World Com                               2,000          64

                                                      461

Total Technology                                    1,862

CAPITAL EQUIPMENT  2.6%

Electrical Equipment  1.7%

ABB (CHF)                                  50          76

Canon (JPY)                             3,000          82

Emerson Electric                          800          44

GE                                      4,560         298

Hubbell (Class B)                       2,300         101

Matsushita Electric
      Works (JPY)                       3,000          34

Mitsubishi Electric (JPY)               7,000          39

Siemens (DEM)                             500          30

Tomkins ADR                             2,000          36

Tyco International                      1,200          83

                                                      823
Machinery  0.9%

Danaher                                 2,200         112

GKN (GBP)                               2,500          43

Man (DEM)                                 200          61

S I G Schweis (CHF)                        20          61

Teleflex                                3,600         112

Valmet (FIM)                            2,000          35

                                                      424

Total Capital Equipment                             1,247

BUSINESS SERVICES AND TRANSPORTATION  4.3%

Computer Service and Software  2.1%

Ascend Communications *                   800          31

Automatic Data Processing               1,940          91

BMC Software *                          2,400         133

Electronic Data Systems                 6,600         271

First Data                              3,634    $    160

Microsoft *                               660          83

National Data                           1,300          56

Oracle *                                1,500          76

Parametric Technology *                   700          30

SunGard Data Systems *                  1,500          70

Synopsys *                                900          33

                                                    1,034

Distribution Services  0.1%

Ikon Office Solutions                   1,540          39

                                                       39
Environmental  0.1%

USA Waste Services *                    1,300          50

                                                       50

Transportation Services  0.1%

Mitsubishi Heavy
      Industries (JPY)                  6,000          46

United Engineers (MYR)                  4,000          29
                                                       75
Miscellaneous Business
Services  0.9%

BAA (GBP)                               5,200          48

Corporate Express *                     3,050          44

Omnicom                                   400          24

Sime Darby (MYR)                        6,000          20

Wallace Computer Services                 900          27

Waste Management                        7,900         254

                                                      417

Airlines  0.9%

AMR *                                     920          85

Delta                                   3,600         295

KLM Royal Dutch
      Airlines ADR                        900          28

Singapore Airlines (SGD)                3,000          27
                                                      435
Railroads  0.1%

Burlington Northern
      Santa Fe                            600          54
                                                       54
Total Business Services
and Transportation                                  2,104

ENERGY  3.2%

Energy Services  0.8%

BJ Services *                             800          43

Camco International                       900    $     49

Cooper Cameron *                        1,400          66

ELF Aquitaine ADR                         400          22

Halliburton                             1,000          79

Schlumberger                              690          86

Total ADR                               1,000          51

                                                      396

Integrated Petroleum -

Domestic  1.1%

Atlantic Richfield                      2,360         166

British Petroleum ADR                   3,040         228

Unocal                                    830          32

USX-Marathon                            4,460         129

                                                      555

Integrated Petroleum -
International  1.2%

ENI S.P.A. ADR                          1,000          57

Exxon                                     820          50

Mobil                                   2,560         179

Repsol ADR                                900          38

Royal Dutch Petroleum ADR               1,200          65

Shell Transport &
      Trading ADR                         600          76

Texaco                                  1,070         116

                                                      581

Exploration and Production  0.1%
Santos (AUD)                            9,000          38

                                                       38

Total Energy                                        1,570

PROCESS INDUSTRIES  4.6%

Diversified Chemicals  1.3%

Dow Chemical                            4,200         366

DuPont                                  2,200         138

Hercules                                1,400          67

Monsanto                                1,000          43

                                                      614
Specialty Chemicals  2.2%

3M                                        570          58

A. Schulman                             5,000         124

Akzo Nobel (NLG)                          400          55

BASF (DEM)                              2,200          81

Bayer (DEM)                             1,500          58

Great Lakes Chemical                    7,550         395

Pall                                    7,600         177

Sigma Aldrich                             200    $      7

Sumitomo Chemical (JPY)                 7,000          32

Technip (FRF)                             700          81

                                                    1,068
Paper and Paper Products  0.7%

Dai Nippon Printing (JPY)               3,000          68

James River                             3,000         111

Kimberly-Clark                          3,800         189

                                                      368
Forest Products  0.2%

Georgia-Pacific                           370          32

International Paper                     1,700          82

                                                      114
Building and Construction  0.2%
Blue Circle Industries (GBP)           12,000          86

                                                       86

Total Process Industries                            2,250

BASIC MATERIALS  1.2%

Metals  0.7%

Alcoa                                     580          44

Nucor                                   1,000          56

Reynolds Metals                         2,500         178

Rustenburg Platinum (ZAR)               3,000          55

                                                      333
Mining  0.3%

LONRHO (GBP)                           18,000          38

Newmont Mining                          1,700          67

Rio Tinto (AUD)                         2,000          34

                                                      139
Miscellaneous Materials  0.2%

Crown Cork & Seal                       1,300          69

Malayan Cement (MYR)                   12,500          21

                                                       90

Total Basic Materials                                 562

MISCELLANEOUS  2.5%

Conglomerates  0.1%

Orkla (Class A) (NOK)                     500          37

                                                       37

Other Miscellaneous  2.4%

SPDR Trust                             13,300       1,174

                                                    1,174

Total Miscellaneous                                 1,211

Total Common Stocks (Cost  $23,167)                28,077

Corporate Bonds  19.2%

Agricultural Minerals and
      Chemicals, Sr. Notes
      10.75%, 9/30/03             $    50,000    $     54

Agrium, 7.00%, 2/1/04                 100,000         100

Allied Waste North America
      Sr. Sub. Notes, (144a)
      10.25%, 12/1/06                  75,000          80

AMC Entertainment
      Sr. Sub. Notes, (144a)
      9.50%, 3/15/09                   75,000          78

American Radio Systems
      Sr. Sub. Notes
      9.00%, 2/1/06                   100,000         102

American Safety Razor
      Sr. Notes
      9.875%, 8/1/05                   25,000          27

American Standard, Deb.
      9.25%, 12/1/16                   75,000          79

Amerigas Partners L.P.
      Sr. Notes
      10.125%, 4/15/07                 50,000          53

BE Aerospace, Sr. Sub. Notes
      9.875%, 2/1/06                   50,000          53

BF Saul, REIT
      Sr. Secured Notes
      11.625%, 4/1/02                 160,000         170

Boeing, 6.35%, 6/15/03                 30,000          29

Boise Cascade, Deb.
      7.35%, 2/1/16                   210,000         197

Building Material Corporation
      of America, Sr. Disc.
      Notes, STEP, Zero
      Coupon, 7/1/04                   50,000          45

BWAY, Sr. Sub. Notes (144a)
      10.25%, 4/15/07                  70,000          75

Celestica International
      Sr. Sub. Notes, (144a)
      10.50%, 12/31/06                 50,000          54

Chancellor Radio Broadcasting
      Sr. Sub. Notes
      9.375%, 10/1/04                  50,000          51

Chief Auto Parts, Sr. Notes
      10.50%, 5/15/05                  75,000          75

Citicorp, Sub. Notes
      7.75%, 6/15/06              $    50,000    $     52

Coach USA, Gtd. Sr. Sub.
      Notes (144a)
      9.375%, 7/1/07                   50,000          50

Coca-Cola Bottling
      Sr. Sub. Notes
      9.00%, 11/15/03                  50,000          52

Coinmach, Sr. Notes
      11.75%, 11/15/05                 50,000          55

Commonwealth Edison, Deb.
      6.40%, 10/15/05                  75,000          70

Communications & Power
      Industries
      Sr. Sub. Notes
      12.00%, 8/1/05                   50,000          56

Consolidated Cigar
      Sr. Sub. Notes
      10.50%, 3/1/03                   25,000          26

Container Corporation of America
      Gtd., Sr. Notes
      10.75%, 5/1/02                   25,000          27
      Sr. Notes
      9.75%, 4/1/03                    50,000          53

Continental Airlines, PTC
      6.94%, 10/15/13                 196,078         192

Cyprus Amax Minerals
      6.625%, 10/15/05                100,000          96

Dan River, Sr. Sub. Notes
      10.125%, 12/15/03               100,000         106

Delta Air Lines, MTN
      8.625%, 6/15/04                  60,000          64

Doane Products, Sr. Notes
      10.625%, 3/1/06                  75,000          80

Dominion Textile USA
      Gtd. Sr. Notes
      9.25%, 4/1/06                    50,000          52

Dr. Pepper Bottling Holdings
      Sr. Disc. Notes
      STEP, Zero Coupon
      2/15/03                          75,000          75

Dual Drilling, Sr. Sub. Notes
      9.875%, 1/15/04                  50,000          53

Dyncorp, Sr. Sub. Notes, (144a)
      9.50%, 3/1/07               $    75,000    $     76

El Paso Electric, 1st Mtg. Notes
      8.90%, 2/1/06                    25,000          27

Energy Corporation of America
      Sr. Sub. Notes, (144a)
      9.50%, 5/15/07                  100,000         101

Enhance Financial Services, Deb.
      6.75%, 3/1/03                   200,000         195

Fairchild Semiconductor
      Sr. Sub. Notes, (144a)
      10.125%, 3/15/07                 75,000          79

Fairfax Financial Holdings
      8.25%, 10/1/15                  250,000         257

Ferrellgas, Sr. Notes
      10.00%, 8/1/01                   50,000          53

First Federal Financial
      11.75%, 10/1/04                  50,000          54

First USA Bank, Sr. Notes
      5.85%, 2/22/01                  200,000         194

Frontiervision Operating Partners
      Sr. Sub. Notes
      11.00%, 10/15/06                 50,000          52

Fundy Cable, Sr. Notes
      11.00%, 11/15/05                 50,000          54

Gaylord Container, Sr. Sub. Deb.
      12.75%, 5/15/05                  50,000          55

GMAC, 7.125%, 6/1/99                   25,000          25

Grand Casinos, 1st Mtg. Notes
      10.125%, 12/1/03                 50,000          52

Grand Metropolitan
      Investment, Gtd.
      9.00%, 8/15/11                  200,000         231

Hawk, Sr. Notes, (144a)
      10.25%, 12/1/03                  50,000          52

Haynes International, Sr. Notes
      11.625%, 9/1/04                  50,000          55

Herff Jones, Sr. Sub. Notes
      11.00%, 8/15/05                  25,000          27

HMC Acquisition Properties
      Sr. Notes
      9.00%, 12/15/07                  25,000          25

Host Marriott Travel Plazas
      Sr. Notes
      9.50%, 5/15/05                   50,000          52

International Wire Group
      Sr. Sub. Notes, (144a)
      11.75%, 6/1/05              $    75,000    $     81

Intertek Finance
      Sr. Sub. Notes,
      10.25%, 11/1/06                  50,000          52

Jordan Industries, Sr. Notes
      10.375%, 8/1/03                  50,000          53

K & F Industries, Sr. Sub. Notes
      10.375%, 9/1/04                  50,000          53

Keebler, Sr. Sub. Notes
      10.75%, 7/1/06                   50,000          56

Kelley Oil & Gas, Sr. Sub. Notes
      10.375%, 10/15/06                75,000          77

Lenfest Communications
      Sr. Notes
      8.375%, 11/1/05                  20,000          20

Loomis, Fargo & Co.
      Sr. Sub. Notes, (144a)
      10.00%, 1/15/04                  75,000          75

Lucent Technologies
      7.25%, 7/15/06                  200,000         204

Maxxam Group Holdings
      Sr. Notes
      11.25%, 8/1/03                   50,000          52

May Department Stores
      Gtd. Deb. Notes
      8.30%, 7/15/26                  500,000         514

MBW Foods, Sr. Sub.
      Notes, (144a)
      9.875%, 2/15/07                 100,000         101

Mettler Toledo
      Gtd. Sr. Sub. Notes
      9.75%, 10/1/06                   50,000          53

Northrop Grumman
      7.00%, 3/1/06                   200,000         197

Ocwen Financial
      11.875%, 10/1/03                 50,000          54

Owens & Minor, Sub. Notes
      10.875%, 6/1/06                  25,000          28

Pennsylvania Power and Light
      1st Mtg. Notes
      6.50%, 4/1/05                    50,000          48

Pillowtex, Gtd. Sr. Sub. Notes
      10.00%, 11/15/06                 50,000          53

Plastic Containers
      Sr. Notes, (144a)
      10.00%, 12/15/06            $    75,000    $     78

Pride Petroleum Services
      Sr. Notes
      9.375%, 5/1/07                   75,000          78

Prime Hospitality, Sr. Sub.
      Notes, (144a)
      9.75%, 4/1/07                    25,000          26

Provident Capital Trust I
      Gtd. Bonds
      8.60%, 12/1/26                  200,000         196

Public Service Electric & Gas
      1st Mtg. Notes
      7.00%, 9/1/24                   200,000         185
      Mtg. Bonds
      8.875%, 6/1/03                  100,000         109

Quest Diagnostic
      Gtd. Sr. Sub. Notes
      10.75%, 12/15/06                 75,000          82

Revlon Consumer Products
      Sr. Sub. Notes
      10.50%, 2/15/03                  50,000          53

Rio Hotel & Casino, Gtd.
      Sr. Sub. Notes, (144a)
      9.50%, 4/15/07                   75,000          77

Rowan Companies, Sr. Notes
      11.875%, 12/1/01                 19,000          20

Safelite Glass
      Sr. Sub. Notes, (144a)
      9.875%, 12/15/06                 50,000          54

Safeway, Sr. Sub. Deb.
      9.875%, 3/15/07                  10,000          12

Scotland International Finance
      Sub. Notes, (144a)
      6.50%, 2/15/11                  100,000          92

Silgan, Sr. Sub. Notes
      11.75%, 6/15/02                  50,000          53

Six Flags Theme Parks
      Sr. Sub. Disc. Notes
      STEP, Zero Coupon
      6/15/05                         125,000         129

Specialty Retailers
      Gtd. Sr. Notes, (144a)
      8.50%, 7/15/05                   75,000          75

Sprint Spectrum, Sr. Notes
      11.00%, 8/15/06             $    50,000    $     55

Synthetic Industries
      Sr. Sub. Notes, (144a)
      9.25%, 2/15/07                   50,000          51

Tele-Communications, Deb.
      8.75%, 2/15/23                  100,000         100

Teleport Communications
      Sr. Notes
      9.875%, 7/1/06                   50,000          53

TeleWest, Sr. Disc. Deb.
      STEP, Zero Coupon
      10/1/07                          75,000          54

Tenet Healthcare, Sr. Sub. Notes
      8.625%, 1/15/07                  50,000          51

Texas Utilities, 1st Mtg. Bonds
      7.875%, 4/1/24                  100,000         100

Time Warner Entertainment,
      Deb.
      8.375%, 3/15/23                  75,000          77

TLC Beatrice International
      Holdings, Sr. Notes
      11.50%, 10/1/05                  50,000          56

Tokheim, Sr. Sub. Notes
      11.50%, 8/1/06                   25,000          27

Trump Atlantic City Associates
      1st Mtg. Notes
      11.25%, 5/1/06                   75,000          73

United Artists Theatre Circuit
      PTC, (144a)
      9.30%, 7/1/15                    49,157          48

US Can, Sr. Gtd. Notes
      10.125%, 10/15/06                50,000          53

USF&G Capital II, Gtd. Notes
      8.47%, 1/10/27                  900,000         904

Viasystems, Sr. Sub. Notes, (144a)
      9.75%, 6/1/07                    75,000          76

Wal-Mart Stores, Deb.
      7.25%, 6/1/13                   150,000         151

Westpoint Stevens
      Sr. Sub. Deb.Notes
      9.375%, 12/15/05                 75,000          78

Windy Hill Pet Food
      Sr. Sub. Notes, (144a)
      9.75%, 5/15/07                   75,000          75

Total Corporate Bonds (Cost  $9,257)                9,369

Foreign Government Obligations/Agencies  3.1%

European Investment Bank

      3.00%, 9/20/06       JPY     40,000,000    $    364

      4.625%, 2/26/03      JPY     20,000,000         198

Federal Republic of Germany

      6.00%, 7/4/07        DEM        330,000         194

      6.50%, 7/15/03       DEM         50,000          31

      8.375%, 5/21/01      DEM        145,000          95

Government of Canada
      8.50%, 4/1/02        CAD        147,000         119

Government of France

      5.50%, 4/25/07       FRF      1,140,000         193

      8.50%, 11/25/02      FRF        492,000          99

Government of Japan

      4.50%, 6/20/03       JPY      4,000,000          39

Republic of Italy

      8.50%, 8/1/04        ITL     40,000,000          26

United Kingdom

      Treasury Notes
      7.50%, 12/7/06       GBP         64,000         110

      8.00%, 6/10/03       GBP         31,000          54

      8.50%, 12/7/05       GBP         10,000          18

Total Foreign Government
Obligations/Agencies (Cost  $1,535)                 1,540

U.S. Government Mortgage-
Backed Securities  10.9%

Federal National Mortgage Assn.
      6.50%, 1/1/26               $   285,795         274
Government National Mortgage Assn.
     I
      6.00%,
      1/15/24 - 4/15/26               948,001         886

      6.50%
      4/15/24 - 4/15/26             1,925,087       1,849

      7.00%
      5/15/23 - 3/15/27             1,139,830       1,121

      7.50%
      5/15/24 - 11/15/25              470,804         475

      8.00%
      10/15/25 - 6/15/26              580,182         595

      8.50%, 12/15/24                  84,579          89
      11.50%, 11/15/19                 24,318          28

Total U.S. Government Mortgage-Backed
Securities (Cost  $5,260)                           5,317

U.S. Government Obligations/Agencies  6.1%
Cooperative Utility Trust
      9.50%, 2/15/17              $   100,000    $    106
Tennessee Valley Authority
      5.98%, 4/1/36                   500,000         504

      6.235%, 7/15/45               1,000,000         997

      7.25%, 7/15/43                  200,000         193

      8.25%, 4/15/42                  160,000         175

U.S. Treasury Bonds
      6.75%, 8/15/26                1,000,000         990

Total U.S. Government
Obligations/Agencies (Cost  $2,959)                 2,965

Short-Term Investments  2.8%

Commercial Paper  2.8%

Investments in Commercial
      Paper through a Joint
      Account, 6.05 - 6.20%
      7/1/97                        1,351,472       1,351
Total Short-Term Investments
(Cost  $1,351)                                      1,351

Total Investments in Securities
99.7% of Net Assets (Cost $43,529)               $ 48,619
Other Assets Less Liabilities                         137

NET ASSETS                                       $ 48,756
                                               __________

Net Assets Consist of:

Accumulated net investment income -
     net of distributions                        $     25

Accumulated net realized gain/loss -
     net of distributions                             250

Net unrealized gain (loss)                          5,090

Paid-in-capital applicable to
     3,366,230 shares of $0.0001
     value capital stock par
     outstanding; 1,000,000,000
     shares of the corporation
     authorized                                    43,391

NET ASSETS                                       $ 48,756
                                               __________

NET ASSET VALUE PER SHARE                        $  14.48
                                               __________

        *  Non-income producing
      MTN  Medium term note
      PTC  Pass-through Certificate
     REIT  Real Estate Investment Trust
     STEP  Stepped Coupon Bond
     144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers- total of such securities at period-end amounts to 3.19% of net assets.
      AUD  Australian dollar
      BEF  Belgian franc
      CAD  Canadian dollar
      CHF  Swiss franc
      DEM  German deutschemark
      DKK  Danish krone
      FIM  Finnish mark
      FRF  French franc
      GBP  British sterling
      HKD  Hong Kong dollar
      ITL  Italian lira
      JPY  Japanese yen
      MYR  Malaysian ringgit
      NLG  Dutch guilder
      NOK  Norwegian krone
      NZD  New Zealand dollar
      SEK  Swedish krona
      SGD  Singapore dollar
      ZAR  South African rand
        L  Local registered shares

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Personal Strategy Balanced Portfolio
(Unaudited)
In thousands

                                                 6 Months
                                                    Ended
                                                  6/30/97

Investment Income

Income
    Interest                                     $    646
    Dividend                                          250

    Total income                                      896

Expenses
    Investment management and
    administrative                                    181

Net investment income                                 715

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
    Securities                                        250

    Foreign currency transactions                      (5)

    Net realized gain (loss)                          245

Change in net unrealized gain or loss
    on securities                                   2,986

Net realized and unrealized gain (loss)             3,231

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                           $  3,946
                                                _________

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Personal Strategy Balanced Portfolio
(Unaudited)
In thousands

                                     6 Months        Year
                                        Ended       Ended
                                      6/30/97    12/31/96

Increase (Decrease) in Net Assets
Operations
    Net investment income         $       715    $    596
    Net realized gain (loss)              245         671
    Change in net unrealized
      gain or loss                      2,986       1,592

    Increase (decrease) in net
      assets from operations            3,946       2,859

Distributions to shareholders
    Net investment income                (690)       (679)
    Net realized gain                     (58)       (584)

    Decrease in net assets from
      distributions                      (748)     (1,263)

Capital share transactions*
    Shares sold                        15,018      29,528
    Distributions reinvested              748       1,263
    Shares redeemed                    (3,471)     (4,849)

    Increase (decrease) in net
      assets from capital
      share transactions               12,295      25,942

Net equalization                            -         100

Net Assets

Increase (decrease) during
    period                             15,493      27,638
Beginning of period                    33,263       5,625

End of period                     $    48,756    $ 33,263
                                 ________________________

*Share information
    Shares sold                         1,090       2,308
    Distributions reinvested               53          96
    Shares redeemed                      (252)       (382)

    Increase (decrease) in shares
      outstanding                         891       2,022

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Personal Strategy Balanced Portfolio
June 30, 1997 (Unaudited)

Note 1 - Significant Accounting Policies

T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Personal Strategy Balanced Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 30, 1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

Valuation Equity securities are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes. Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Effective January 1, 1997, the fund discontinued its practice of equalization. The results of operations and net assets were not affected by this change.

Note 2 - Investment Transactions

Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $14,055,000 and $4,880,000, respectively, for the six months ended June 30, 1997. Purchases and sales of U.S. government securities aggregated $3,950,000 and $79,000, respectively, for the six months ended June 30, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $43,529,000, and net unrealized gain aggregated $5,090,000, of which $5,567,000 related to appreciated investments and $477,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management and administrative agreement between the fund and
T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $21,000 was payable at June 30, 1997. The fee, computed daily and paid monthly, is equal to 0.90% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

During the six months ended June 30, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $398,000 with certain affiliates of the manager and paid commissions of $1,000 related thereto.

Invest With Confidence(registered trademark)
T. Rowe Price

100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor
TRP655 (6/97)
K15-058  6/30/97